                                   EXHIBIT 21

A TABLE OF THE SUBSIDIARIES OF LIBERTY MEDIA CORPORATION AS OF MARCH 20, 2000, IS SET FORTH BELOW, INDICATING AS TO EACH THE STATE OR JURISDICTION OF INCORPORATION OR ORGANIZATION AND THE NAMES UNDER WHICH SUCH SUBSIDIARIES DO BUSINESS (TRADE NAMES). SUBSIDIARIES NOT INCLUDED IN THE TABLE ARE INACTIVE OR, CONSIDERED IN THE AGGREGATE AS A SINGLE SUBSIDIARY, WOULD NOT CONSTITUTE A SIGNIFICANT SUBSIDIARY.

                                                     Formed in     States qualified to do business in    Trade Names
                                                     ---------     ----------------------------------    -----------
450714B.C., Ltd.                                     Canada
Americana Television Productions LLC                 CO
Aries Pictures LLC                                   CO            CA
Advanced Audio, LLC                                  GA
BET Movies/STARZ!3, LLC                              DE
Cable Programme Partners (1) Ltd.                    UK
Clef, Inc.                                           WI
Communication Capital Corp                           DE            CO                                    Colorado Communication
                                                                                                           Capital Corp.
DMX, LLC                                             DE
DMX-Europe N.V.                                      NTH
Dry Creek Productions LLC                            CO
Encore Asia Management Limited (dormant company)     HKG
Encore Asia, Inc.                                    CO
Encore Australia Management, Inc.                    DE
Encore ICCP Investments LLC                          CO
Encore ICCP, Inc.                                    CO            CA                                    EMC Entertainment
                                                                                                           International, Inc.
Encore International Newco, Inc.                     CO
Encore International, Inc.                           CO
Encore Media Corporation                             CO            MA, NJ,PA,TX
Encore QE Programming Corp.                          CO
ETC Ingenius Holdings, Inc.                          DE
ETC w/tci, Inc.                                      DE
ICCP, Inc.                                           CO
International Cable Channels Partnership, Ltd.       CO
INtessera Inc.                                       CO                                                  Intessera Technologies
                                                                                                           Group
LBTW I, Inc.                                         CO
LBTW II, Inc.                                        CO
LBTW III, Inc.                                       CO
LD Bondnet, Inc.                                     DE
LDIG Aloy, Inc.                                      DE
LDIG Cars, Inc.                                      DE
LDIG Film, Inc.                                      DE
LDIG Financing LLC                                   DE
LDIG House, Inc.                                     DE
LDIG Koz, Inc.                                       DE
LDIG Move, Inc.                                      DE
LDIG Music Online II, Inc.                           DE
LDIG Music Online, Inc.                              DE
LDIG NL, Inc.                                        DE
LDIG Online Retail, Inc.                             DE
LDIG Order, Inc.                                     DE
LDIG OTV, Inc.                                       DE

                                                     Formed in     States qualified to do business in    Trade Names
                                                     ---------     ----------------------------------    -----------
LDIG UGON, Inc.                                      DE
Liberty Academic Systems Holdings, Inc.              CO
Liberty AEG Acquisition, Inc.                        DE
Liberty AEG, Inc.                                    DE
Liberty ANTC, Inc.                                   CO
Liberty ARC, Inc.                                    DE
Liberty Argentina, Inc.                              DE
Liberty Astro, Inc.                                  DE
Liberty ATCL, Inc.                                   CO
Liberty Bay, Inc.                                    CO            CA
Liberty BBandnow Holdings, LLC                       DE
Liberty BBandnow, Inc.                               DE
Liberty BETI, Inc.                                   DE
Liberty Brasil DTH, LTDA.                            BRZ
Liberty Brazil DTH, Inc,                             CO
Liberty Broadcasting, Inc.                           OR
Liberty Cable Programme Partners, Inc.               CO
Liberty Cablevision of Puerto Rico, Inc.             DE            PR
Liberty Challenger, LLC                              DE
Liberty CHC, Inc.                                    CO
Liberty Chile, Inc.                                  CO
Liberty Citation, Inc.                               DE
Liberty CJR, Inc.                                    DE
Liberty CNBC, Inc.                                   CO
Liberty CNDT, Inc.                                   DE
Liberty Court II, Inc.                               CO
Liberty Court, Inc.                                  WY
Liberty CSG Cash, LLC                                DE
Liberty CSG Warrants, LLC                            DE
Liberty CVC, Inc.                                    DE
Liberty Denver Arena LLC                             DE
Liberty Digital Health Group, LLC                    CO
Liberty Digital, Inc.                                DE            CA
Liberty Digital, LLC                                 DE
Liberty Distribution, Inc.                           CO
Liberty DMX, Inc.                                    CO
Liberty DS, Inc.                                     DE
Liberty EMMS, Inc.                                   DE
Liberty Equator, Inc.                                DE
Liberty Europe, Inc.                                 CO
Liberty Flex Holdings Limited (fka United Artists
  European Holdings Limited)                         UK
Liberty Geonet, Inc.                                 DE
Liberty GI II, Inc.                                  DE
Liberty GI, Inc.                                     DE
Liberty GIC. Inc.                                    CO
Liberty Global, Inc.                                 DE
Liberty HG, Inc.                                     DE
Liberty Holdings Europe, Inc.                        CO

                                                     Formed in     States qualified to do business in    Trade Names
                                                     ---------     ----------------------------------    -----------
Liberty Holdings Japan, Inc.                         CO
Liberty Home Shop International, Inc.                CO
Liberty HSN II, Inc.                                 DE
Liberty HSN LLC Holdings, Inc.                       DE
Liberty HSN, Inc.                                    CO
Liberty IATV Events, Inc.                            DE
Liberty IATV, Inc.                                   DE
Liberty IB, Inc.                                     DE
Liberty ICOMM Warrants, Inc.                         DE
Liberty ICOMM, Inc.                                  DE
Liberty IFE, Inc.                                    CO
Liberty Interactive Technologies, Inc.               DE
Liberty International Cable Management, Inc.         CO
Liberty International DLA, Inc.                      DE
Liberty IP, Inc.                                     DE
Liberty Ireland AL, Inc.                             DE
Liberty Ireland Limited Liability Company            UT
Liberty Ireland, Inc.                                CO
Liberty J - Sports, Inc.                             DE
Liberty Japan, Inc.                                  DE
Liberty Java, Inc.                                   CO
Liberty KASTAR Corp.                                 DE
Liberty KHC, Inc.                                    DE
Liberty KI, Inc.                                     DE
Liberty KV Holdings, Inc.                            DE
Liberty KV Partners I, LLC                           DE
Liberty Latin Partners, Inc.                         DE
Liberty Latin Programming Ltd.                       CAYMAN
Liberty Lightspan Holdings, Inc.                     CO
Liberty LSAT II, Inc.                                DE
Liberty LSAT, Inc.                                   DE
Liberty MCNS Holdings, Inc.                          CO
Liberty Media International, Inc.                    DE            CO                                    TINTA; TCI
                                                                                                          Squared
Liberty Medscholar, Inc.                             DE
Liberty Mexico DTH, Inc.                             CO
Liberty MicroUnity Holdings, Inc.                    CO
Liberty MLP, Inc.                                    CO
Liberty MovieCo, Inc.                                CO
Liberty Movies Australia Pty. Limited                AUS
Liberty Multicountry DTH, Inc.                       CO
Liberty NC II, Inc.                                  DE
Liberty NC III, Inc.                                 DE
Liberty NC IV, Inc.                                  DE
Liberty NC, Inc.                                     DE
Liberty NEA, Inc.                                    DE
Liberty Newco International, Inc.                    DE
Liberty Next, Inc.                                   DE
Liberty Online Health KI Holdings, Inc.              CO

                                                     Formed in     States qualified to do business in    Trade Names
                                                     ---------     ----------------------------------    -----------
Liberty Online Health RN Holdings, Inc.              CO
Liberty Online Sports Holdings, Inc.                 CO
Liberty Online Village  Holdings, Inc.               CO
Liberty PL, Inc.                                     DE
Liberty Programming Argentina, Inc.                  DE
Liberty Programming Australia, Inc.                  CO
Liberty Programming Company LLC                      DE
Liberty Programming Development Corporation          WY
Liberty Programming France, Inc.                     CO
Liberty Programming South America, Inc.              DE
Liberty Programming UK, Inc.                         DE
Liberty QS, Inc.                                     DE
Liberty QVC, Inc.                                    CO
Liberty Replay, Inc.                                 DE
Liberty SMTRK of Texas, Inc.                         CO
Liberty SMTRK, LLC                                   DE
Liberty Spanish Group, L.L.C.                        CO
Liberty Spanish Holdings, Inc.                       CO
Liberty Sports, Inc.                                 CO
Liberty SRV, Inc.                                    DE
Liberty SSP, Inc.                                    DE
Liberty Starz, Inc.                                  CO
Liberty TE, Inc.                                     DE
Liberty Telemundo Network, Inc.                      CO
Liberty Telemundo Stations, Inc.                     CO
Liberty TIV, Inc.                                    DE
Liberty Tower, Inc.                                  DE
Liberty TSAT, Inc.                                   DE
Liberty TVGIA, Inc.                                  DE
Liberty TVGOS, Inc.                                  CO
Liberty TW, LLC                                      CO
Liberty UK Holdings, Inc. (fka UA-France, Inc.)      CO
Liberty UK Radio, Inc.                               CO
Liberty UK, Inc.                                     CO
Liberty UVSG, Inc.                                   CO
Liberty VF, Inc.                                     DE
Liberty Virtual I/O, Inc.                            CO
Liberty WF Holdings LLC                              DE
Liberty WF, Inc.                                     DE
Liberty XMSR, Inc.                                   DE
Liberty/TINTA Australia, Inc.                        DE
Liberty/TINTA Distribution, Inc.                     DE
Liberty/TINTA LLC                                    DE
Liberty/TINTA Middle East LLC                        DE
Liberty/TINTA Sport Equity LLC                       DE
Liberty/TINTA Transponder LLC                        DE
Liberty/TINTA U.S. Deportiva LLC                     DE
Liberty/TINTA World LLC                              DE

                                                     Formed in     States qualified to do business in    Trade Names
                                                     ---------     ----------------------------------    -----------
Lifescape LLC                                        DE
LMC Animal Planet, Inc.                              CO
LMC Bay Area Sports, Inc.                            CO            CA                                    BASN; Bay Area Sports
                                                                                                           Network; Pacific Sports
                                                                                                           Network; PSN
LMC BET, Inc.                                        CO
LMC Canada, Inc.                                     CAN
LMC Capital LLC                                      DE            CA
LMC Denver Arena, Inc.                               DE
LMC Digital, Inc.                                    DE            CA
LMC Discovery, Inc.                                  CO
LMC E!, Inc.                                         CO
LMC Encore, Inc.                                     CO
LMC IATV Events, LLC                                 DE
LMC Information Services, Inc.                       NV            CO
LMC International, Inc.                              CO            TX
LMC Music, Inc.                                      CO
LMC Radio Ltd.                                       UK
LMC Regional Sports, Inc.                            CO            TX,UT
LMC Request, Inc.                                    CO
LMC SatCom, Inc.                                     GA
LMC Sillerman, Inc.                                  CO
LMC Silver King, Inc.                                CO
LMC Southeast Sports, Inc.                           CO            GA
LMC Sunshine, Inc.                                   CO
LMC USA I, Inc.                                      DE
LMC USA II, Inc.                                     DE
LMC USA III, Inc.                                    DE
LMC USA IV, Inc.                                     DE
LMC USA IX, Inc.                                     DE
LMC USA V, Inc.                                      DE
LMC USA VI, Inc.                                     DE
LMC USA VII, Inc.                                    DE
LMC USA VIII, Inc.                                   DE
LMC Wireless Holdings, Inc.                          DE
LMC/LSAT Holdings, Inc.                              DE
LMI/LSAT Holdings, Inc.                              DE
LQ I, Inc.                                           CO
LQ II, Inc.                                          CO
LSAT Astro LLC                                       DE
LTWX I, Inc.                                         CO
LTWX II, Inc.                                        CO
LTWX III, Inc.                                       CO
LTWX IV, Inc.                                        CO
LTWX V, Inc.                                         CO
MacNeil/Lehrer Productions [gp]                      NY
New LMC ARC, Inc.                                    DE
Paradigm Music Entertainment Company                 DE            NY
Pramer S.C.A.                                        ARG

                                                     Formed in     States qualified to do business in    Trade Names
                                                     ---------     ----------------------------------    -----------
QVC Investment, Inc.                                 CO
Request Holdings, Inc. (f/k/a Reiss Media
  Enterprises, Inc.)                                 DE
RL Ingenius, Inc.                                    CO
Royal Communications, Inc.                           CO            WY
RTV Associates, L.P. (lp)                            DE
SonicNet, Inc.                                       NY
Southern Satellite Systems, Inc.                     GA            OK,PA,WY
Starz Encore Group LLC (fka Starz Encore Media
  Group LLC and Encore Media Group LLC)              CO            CA,CT,GA,MA,NJ,PA,TX
Starz Movies LLC                                     CO            CA,CT,FL,GA,IL,MA,NJ,PA
TCI Cathay TV, Inc.                                  CO
TCI CT Holdings, Inc.                                DE
TCI CT Operations, Inc. f/k/a CareerTrack, Inc.      CO
TCI CTrack Asset Corp.                               CO
TCI ETC Holdings, Inc.                               DE
TCI Holdings (Chile), Inc.                           DE
TCI Poland, Inc.                                     CO
TCI Satellite Entertainment, Inc.                    DE
TCI South America, SRL                               ARG
The Box Holland, B.V.                                NTH
The Box Music Network S.L.                           SPAIN
The Box Worldwide, Inc.                              FL            ALL EXCEPT CT,DC,HI,LA,PR,VT
The Box Worldwide-Europe, B.V.                       NTH
TruePosition of Louisiana, Inc.                      DE            LA
TruePosition, Inc.                                   DE
United Artists, B.V.                                 NTH
Video Jukebox Network Europe, Ltd.                   UK
Vision Group Incorporated                            CO
Wisconsin Music Network, Inc.                        WI
X*PRESS Electronic Services, Ltd.                    CO
X*PRESS Information Services, Ltd.                   CO